Exhibit 10.2

(NON-U.S. AND NON-CANADIAN SUBSCRIBERS ONLY)

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

KONARED CORPORATION
(formerly TEAMUPSPORT INC.)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
SHARES

INSTRUCTIONS TO PURCHASER

This SUBSCRIPTION FORM is for use by non-US and non-Canadian investors.

1.           REVIEW the entire subscription form.

2.           COMPLETE the information on page 2 of this Subscription Agreement.

3.
Return this Subscription Agreement together with the subscription proceeds paid by certified cheque or bank draft payable to Clark Wilson LLP, in trust, legal counsel to the company, 900 – 885 West Georgia Street, Vancouver, British Columbia V6C 3H1 Attention: Bernard Pinsky (bip@cwilson.com). The subscription proceeds may also be wired to Clark Wilson LLP pursuant to wiring instructions attached on page 12.

4.           All other information must be filled in where appropriate.

This is Page 1 of 13  pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:           KonaRed Corporation (formerly TeamUpSport Inc.) (the “Issuer”), of 88 College Hill, Ponsonby, Auckland NZ.

Subject and pursuant to the terms set out in the Terms on pages 3 to 4, the General Provisions on pages 5 to 12, and the other schedules and appendices attached which are hereby incorporated by reference, the undersigned subscriber (the “Subscriber”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

SUBSCRIBER INFORMATION	SHARES TO BE PURCHASED

Number of Shares: x $0.45
(Name of Subscriber)
Aggregate Subscription Price: _______________
X	(the “Subscription Amount”, plus wire fees if applicable)
(Signature of Subscriber – if the Subscriber is an Individual)

X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)
Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)	(Name of Disclosed Principal)

(SIN, SSN, or other Tax Identification Number of the Subscriber)	(Address of Disclosed Principal)

(Subscriber’s Address, including city and Zip Code)	(Account Reference, if applicable)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

(Telephone Number)

(Email Address)

REGISTRATION	DELIVERY
Register the Shares as set forth below:	Deliver the Shares as set forth below:

(Name to Appear on Share Certificate)	(Attention - Name)

(Account Reference, if applicable)	(Street Address, including Postal Code) (No PO Box)

(Address)	(Telephone Number)

(City, Postal Code)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by the Subscriber, if any:

Common Shares_______________________________
Warrants____________________________________

1. State whether the Subscriber is an Insider of the Issuer: Yes ☐ No ☐ 2. State whether the Subscriber is a registrant: Yes ☐ No ☐

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement (including the Terms and Conditions and Exhibits attached hereto) as of the _____ day of _________________________, 2013.

KONARED CORPORATION (FORMERLY TEAMUPSPORT INC.)

Per:__________________________________
Authorized Signatory

Address:        88 College Hill
Ponsonby, Auckland NZ

Attention:      President

TERMS

Reference date of this Subscription Agreement	______________, 2013 (the “Agreement Date”).

THE OFFERING
The Issuer	KonaRed Corporation (formerly TeamUpSport Inc.) (the “Issuer”).

Issue Price	US$0.45 per Share.

Offering	There is no minimum offering and the maximum offering is for gross proceeds of $500,000.

Finder’s Fee	A finder’s fee may be payable in connection with the Offering.

Selling Jurisdictions	The Shares may be sold outside the United States and Canada (the “Selling Jurisdictions”).

Resale restrictions and legends
The Subscriber acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

The Subscriber acknowledges that the certificates representing the Shares will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT

The Subscriber and any Beneficial Purchaser are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date
Payment for, and delivery of the Shares, will occur concurrently with the closing of the acquisition (the “Transaction”) of all of the issued and outstanding common shares of Sandwich Island Trading Co. Inc. by the Issuer (the “Closing Date”). The closing of the Offering is conditional upon the closing of the Transaction.

THE ISSUER

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada.

Commissions with Jurisdiction Over the Issuer	The “Commissions with Jurisdiction Over the Issuer” is the SEC.

Securities Legislation Applicable to the Issuer	The “Securities Legislation Applicable to the Issuer” is the 1933 Act (as defined herein), U.S. Securities Exchange Act of 1934.

END OF TERMS

GENERAL PROVISIONS

1.	DEFINITIONS

1.1
In the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 4, the General Provisions on pages 5 to 12 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“1934 Act” means the United States Securities and Exchange Act of 1934, as amended;

(c)
“Applicable Legislation” means the Securities Legislation Applicable to the Issuer and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(d)
“Beneficial Purchaser” means a person for whom the Subscriber is acting in purchasing the Shares who will be the beneficial owner of the Securities within the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

(e)	“Closing” means the completion of the sale and purchase of the Shares;

(f)	“Closing Date” has the meaning assigned in the Terms;

(g)
“Commissions” means the Commissions with Jurisdiction over the Issuer (as defined on page 4) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

(h)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 5 to 12;

(i)	“Private Placement” means the offering of the Securities on the terms and conditions of this Subscription Agreement;

(j)	“Securities” means the Shares as defined in the Terms;

(k)	“Subscription Agreement” means the first (cover) page, the Terms on page 3 to 4, the General Provisions on pages 5 to 12, and the other schedules and appendices incorporated by reference; and

(l)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 3 to 4.

1.2	In the Subscription Agreement, the following terms have the meanings defined in Regulation S of the 1933 Act (“Regulation S”): “U.S. Person” and “United States”.

1.3	In the Subscription Agreement, unless otherwise specified, currencies are indicated in US dollars.

1.4	In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2.	ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

2.1	Acknowledgements and Agreements of Subscriber

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Beneficial Purchaser for whom the Subscriber is contracting hereunder) that:

(a)
the decision to execute this Subscription Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the Securities and Exchange Commission (the “SEC”) in compliance, or intended compliance, with applicable securities legislation and the confidential investor presentation dated April 30, 2013, which the Subscriber acknowledges supersedes any previous presentations provided to the Subscriber;

(b)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(c)
the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(d)
the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(e)
the Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith;

(f)
the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;

(g)
none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(h)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(i)	there is no government or other insurance covering any of the Securities; and

(j)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer.

2.2	Representations, Warranties and Covenants of the Subscriber

The Subscriber represents and warrants to and covenants with the Issuer (on its own behalf and, if applicable, on behalf of the Beneficial Purchaser from whom the Subscriber is contracting hereunder) that, as at the date of this Subscription Agreement and at the Closing:

(a)
the Subscriber is not a U.S. Person, is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for its own account, as applicable, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(b)
none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined below);

(c)
the statutory and regulatory basis for the exemption claimed for the offer and issuance of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act of 1933;

(d)
the Subscriber is acquiring the Securities as principal for investment purposes only and not with a view to resale or distribution and, in particular, the undersigned has no intention to distribute, either directly or indirectly, any of the Securities in the United States or to U.S. Persons;

(e)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of original issuance of the Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(f)
the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the undersigned may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the Securities Act of 1933 and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(g)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is an entity, it is duly incorporated or organized and validly subsisting under the laws of its jurisdiction of incorporation or organization and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(h)
the Subscriber acknowledges and agrees that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act and will remain “restricted securities” notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the 1933 Act or is made in compliance with the exemption from registration provided by Rule 144 promulgated under the 1933 Act;

(i)
the Subscriber acknowledges that the Issuer has not registered the offer and sale to the Subscriber of the Securities under the 1933 Act and the Subscriber acknowledges that there may be substantial restrictions on the transferability of, and that it may not be possible to liquidate its investment readily in, the Shares;

(j)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(k)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(l)	the Subscriber has received and carefully read this Subscription Agreement;

(m)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(n)
the Subscriber is a resident of an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States) and the Subscriber on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Purchased Securities, any securities laws having application to the Purchaser and the purchase of the Securities other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)
the Subscriber is purchasing the Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)
the subscription by the Subscriber does not contravene any of the International Securities Laws applicable to the Subscriber and the Issuer and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)
the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)
the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Subscriber by the Issuer complies with all International Securities Laws;

(o)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the entire investment;

(p)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Issuer;

(q)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(r)
the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

(s)
the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(t)	the Subscriber understands and agrees that none of the Securities have been registered under any state securities or “blue sky” laws of any state of the United States;

(u)
the Subscriber is not an underwriter of, or dealer in, the shares of common stock  of the Issuer, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(v)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Issuer on any stock exchange or automated dealer quotation system.

2.3	Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 4, the General Provisions on pages 5 to 12, and the other schedules and appendices incorporated by reference) are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Securities, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 4, the General Provisions on pages 5 to 12, and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4	Resale Restrictions

The Subscriber acknowledges that Rule 144 will not be available to the Subscriber for a minimum of one year from the Closing Date. The Subscriber acknowledges that, until the Closing Date, the Company is and will be a "shell company" as defined in Rule 12b-2 under the 1934 Act.  Pursuant to Rule 144(i) of the 1933 Act, securities issued by a current or former shell company (such as the Company) that otherwise meets the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company: (a) is no longer a shell company; and (b) has filed current "Form 10 information" (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the 1934 Act, as applicable, during the preceding 12 months (or for such shorter period that the Company was required to file such reports and materials), other than Current Reports on Form 8-K reports. As a result, the restrictive legends on certificates on the Shares cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

2.5	Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.	ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

4.	COLLECTION OF PERSONAL INFORMATION

4.1
The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the offering.  The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer’s registrar and transfer agent, and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the offering.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Issuer in order to comply with the foregoing.

4.2
Furthermore, the Subscriber is hereby notified that the Issuer may deliver to the SEC certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities.

5.	ISSUER’S ACCEPTANCE

The Subscription Agreement, when executed by the Subscriber, and delivered to the Issuer, will constitute a subscription for the Shares which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Subscriber, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

6.	CLOSING

6.1           Concurrent with this Subscription Agreement, the Subscriber shall deliver to the Issuer or the Issuer’s lawyers all applicable schedules and required forms, duly executed, and subscription proceeds pursuant to the instructions on page 1. After the funds are delivered to the Issuer’s lawyers, those lawyers are authorized to immediately release the funds to the Issuer.

6.2           As soon as reasonable practicable after the Closing Date, the Issuer will deliver to the Subscriber the certificates representing the Shares purchased by the Subscriber registered in the name of the Subscriber or its nominee, or as directed by the Subscriber.

6.3           Where the funds for the purchase of the Shares are delivered to the Issuer’s lawyers, the Issuer is entitled to treat such funds as an interest free loan to the Issuer until such time as the subscription for the Shares is accepted and the certificates representing the Shares have been issued to the Subscriber.

7.	LEGENDS

The Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Shares will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT

8.	MISCELLANEOUS

8.1
The Subscriber agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

8.2
The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Offering.

8.3
The Issuer will be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Subscription Agreement, and acceptance by the Issuer of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement.

8.4	This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

8.5
Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

8.6	Time is of the essence of this Subscription Agreement.

8.7
Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

8.8	The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

8.9	This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

8.10
A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

8.11	This Subscription Agreement is to be read with all changes in gender or number as required by the context.

8.12	This Subscription Agreement will be governed by and construed in accordance with the internal laws of State of Nevada (without reference to its rules governing the choice or conflict of laws).

END OF GENERAL PROVISIONS

US DOLLAR WIRE INSTRUCTIONS

INSTRUCTIONS FOR WIRING FUNDS TO CLARK WILSON LLP

Beneficiary:
Beneficiary Bank:
SWIFT Code:
Beneficiary Account number:
Transit Number:
Bank Code:
Intermediary Bank:
ABA Number:
SWIFT Code:

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE
YOUR NAME AND OUR FILE NO. 40710-0001 / BIP

THE SUBSCRIBER IRREVOCABLY AUTHORIZES AND DIRECTS SUCH LAWYERS TO IMMEDIATELY DELIVER THE FUNDS TO THE COMPANY UPON RECEIPT OF THE FUNDS FROM THE PURCHASER.

PLEASE ENSURE THAT APPLICABLE WIRE FUNDS FOR YOUR BANK AND $25.00 FOR THE RECEIVING BANK’S WIRE CHARGES ARE ADDED TO YOUR WIRED SUBSCRIPTION AMOUNT.

END OF SUBSCRIPTION AGREEMENT

(NON-U.S. AND NON-CANADIAN SUBSCRIBERS ONLY)

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

KONARED CORPORATION
(formerly TEAMUPSPORT INC.)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
CONVERTIBLE PROMISSORY NOTE

INSTRUCTIONS TO PURCHASER

This SUBSCRIPTION FORM is for use by non-US and non-Canadian investors.

1.           REVIEW the entire subscription form.

2.           COMPLETE the information on page 1 of this Subscription Agreement.

3.	Return this Subscription Agreement to Clark Wilson LLP, legal counsel to the company, 900 – 885 West Georgia Street, Vancouver, British Columbia V6C 3H1 Attention: Bernard Pinsky (bip@cwilson.com).

4.           All other information must be filled in where appropriate.

This is Page  of 12  pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:           KonaRed Corporation (formerly TeamUpSport Inc.) (the “Issuer”), of 88 College Hill, Ponsonby, Auckland NZ.

Subject and pursuant to the terms set out in the Terms on pages 2 to 2, the General Provisions on pages 2 to 2, and the other schedules and appendices attached which are hereby incorporated by reference, the undersigned subscriber (the “Subscriber”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

SUBSCRIBER INFORMATION	SHARES TO BE PURCHASED

Number of Acquired: 1,111,111 x $0.45 (deemed value upon conversion of convertible promissory note)
(Name of Subscriber)
Aggregate Subscription Price: __________________
(the “Subscription Amount”, plus wire fees if applicable)

(Signature of Subscriber – if the Subscriber is an Individual)

X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)	Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)	(Name of Disclosed Principal)

(SIN, SSN, or other Tax Identification Number of the Subscriber)	(Address of Disclosed Principal)

(Subscriber’s Address, including city and Zip Code)	(Account Reference, if applicable)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

(Telephone Number)

(Email Address)

REGISTRATION	DELIVERY

(Name to Appear on Share Certificate)	(Attention - Name)

(Account Reference, if applicable)	(Street Address, including Postal Code) (No PO Box)

(Address)	(Telephone Number)

(City, Postal Code)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by the Subscriber, if any: Common Shares none Warrants none	1. State whether the Subscriber is an Insider of the Issuer: Yes ☐ No ☒ 2. State whether the Subscriber is a registrant: Yes ☐ No ☒

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement (including the Terms and Conditions and Exhibits attached hereto) as of the _____ day of _________________________, 2013.

KONARED CORPORATION (FORMERLY TEAMUPSPORT INC.)

Per:___________________________________
Authorized Signatory

Address:        88 College Hill
Ponsonby, Auckland NZ

Attention:      President

TERMS

Reference date of this Subscription Agreement	______________, 2013 (the “Agreement Date”).

THE OFFERING

The Issuer	KonaRed Corporation (formerly TeamUpSport Inc.) (the “Issuer”).

Issue Price	Deemed value of US$0.45 per Share (each, a “Share”)

Offering	This offering is in connection with the conversion of a convertible note issued in the amount of $500,000 issued in favor of the Subscriber.

Selling Jurisdictions	The Shares may be sold outside the United States and Canada (the “Selling Jurisdictions”).

Resale restrictions and legends
The Subscriber acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

The Subscriber acknowledges that the certificates representing the Shares will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT

The Subscriber and any Beneficial Purchaser are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date
Payment for, and delivery of the Shares, will occur concurrently with the closing of the acquisition (the “Transaction”) of all of the assets of Sandwich Isles Trading Co. Inc. by the Issuer (the “Closing Date”). The closing of the Offering is conditional upon the closing of the Transaction.

THE ISSUER

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada.

Commissions with Jurisdiction Over the Issuer	The “Commissions with Jurisdiction Over the Issuer” is the SEC.

Securities Legislation Applicable to the Issuer	The “Securities Legislation Applicable to the Issuer” is the 1933 Act (as defined herein), U.S. Securities Exchange Act of 1934.

END OF TERMS

GENERAL PROVISIONS

1.	DEFINITIONS

1.1
In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 2, the General Provisions on pages 2 to 2 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“1934 Act” means the United States Securities and Exchange Act of 1934, as amended;

(c)
“Applicable Legislation” means the Securities Legislation Applicable to the Issuer and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(d)
“Beneficial Purchaser” means a person for whom the Subscriber is acting in purchasing the Shares who will be the beneficial owner of the Securities within the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

(e)	“Closing” means the completion of the sale and purchase of the Shares;

(f)	“Closing Date” has the meaning assigned in the Terms;

(g)
“Commissions” means the Commissions with Jurisdiction over the Issuer (as defined on page 4) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

(h)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 2 to 2;

(i)	“Private Placement” means the offering of the Securities on the terms and conditions of this Subscription Agreement;

(j)	“Securities” means the Shares as defined in the Terms;

(k)	“Subscription Agreement” means the first (cover) page, the Terms on pages 2 to 2, the General Provisions on pages 2 to 2, and the other schedules and appendices incorporated by reference; and

(l)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 2 to 2.

1.2	In the Subscription Agreement, the following terms have the meanings defined in Regulation S of the 1933 Act (“Regulation S”): “U.S. Person” and “United States”.

1.3	In the Subscription Agreement, unless otherwise specified, currencies are indicated in US dollars.

1.4	In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2.	ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

2.1	Acknowledgements and Agreements of Subscriber

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Beneficial Purchaser for whom the Subscriber is contracting hereunder) that:

(a)
the decision to execute this Subscription Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the Securities and Exchange Commission (the “SEC”) in compliance, or intended compliance, with applicable securities legislation and the confidential investor presentation dated April 30, 2013, which the Subscriber acknowledges supersedes any previous presentations provided to the Subscriber;

(b)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(c)
the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(d)
the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(e)
the Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith;

(f)
the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;

(g)
none of the Securities are listed on any stock exchange or automated dealer quotation system, other than the OTC Bulletin Board, and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(h)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(i)	there is no government or other insurance covering any of the Securities; and

(j)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer.

2.2	Representations, Warranties and Covenants of the Subscriber

The Subscriber represents and warrants to and covenants with the Issuer (on its own behalf and, if applicable, on behalf of the Beneficial Purchaser from whom the Subscriber is contracting hereunder) that, as at the date of this Subscription Agreement and at the Closing:

(a)
the Subscriber is not a U.S. Person, is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for its own account, as applicable, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(b)
none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined below);

(c)
the statutory and regulatory basis for the exemption claimed for the offer and issuance of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act of 1933;

(d)
the Subscriber is acquiring the Securities as principal for investment purposes only and not with a view to resale or distribution and, in particular, the undersigned has no intention to distribute, either directly or indirectly, any of the Securities in the United States or to U.S. Persons;

(e)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of original issuance of the Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(f)
the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the undersigned may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the Securities Act of 1933 and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(g)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is an entity, it is duly incorporated or organized and validly subsisting under the laws of its jurisdiction of incorporation or organization and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(h)
the Subscriber acknowledges and agrees that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act and will remain “restricted securities” notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the 1933 Act or is made in compliance with the exemption from registration provided by Rule 144 promulgated under the 1933 Act;

(i)
the Subscriber acknowledges that the Issuer has not registered the offer and sale to the Subscriber of the Securities under the 1933 Act and the Subscriber acknowledges that there may be substantial restrictions on the transferability of, and that it may not be possible to liquidate its investment readily in, the Shares;

(j)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(k)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(l)	the Subscriber has received and carefully read this Subscription Agreement;

(m)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(n)
the Subscriber is a resident of an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States) and the Subscriber on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Purchased Securities, any securities laws having application to the Purchaser and the purchase of the Securities other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)
the Subscriber is purchasing the Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)
the subscription by the Subscriber does not contravene any of the International Securities Laws applicable to the Subscriber and the Issuer and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)
the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)
the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Subscriber by the Issuer complies with all International Securities Laws;

(o)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the entire investment;

(p)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Issuer;

(q)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(r)
the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

(s)
the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(t)	the Subscriber understands and agrees that none of the Securities have been registered under any state securities or “blue sky” laws of any state of the United States;

(u)
the Subscriber is not an underwriter of, or dealer in, the shares of common stock  of the Issuer, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(v)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system, other than the OTC Bulletin Board, or that application has been made to list and post any of the Securities of the Issuer on any stock exchange or automated dealer quotation system.

2.3	Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 2, the General Provisions on pages 2 to 2, and the other schedules and appendices incorporated by reference) are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Securities, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 2, the General Provisions on pages 2 to 2, and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4	Resale Restrictions

The Subscriber acknowledges that Rule 144 will not be available to the Subscriber for a minimum of one year from the Closing Date. The Subscriber acknowledges that, until the Closing Date, the Company is and will be a "shell company" as defined in Rule 12b-2 under the 1934 Act.  Pursuant to Rule 144(i) of the 1933 Act, securities issued by a current or former shell company (such as the Company) that otherwise meets the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company: (a) is no longer a shell company; and (b) has filed current "Form 10 information" (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the 1934 Act, as applicable, during the preceding 12 months (or for such shorter period that the Company was required to file such reports and materials), other than Current Reports on Form 8-K reports. As a result, the restrictive legends on certificates on the Shares cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

2.5	Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.	ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

4.	COLLECTION OF PERSONAL INFORMATION

4.1
The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the offering.  The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer’s registrar and transfer agent, and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the offering.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Issuer in order to comply with the foregoing.

4.2
Furthermore, the Subscriber is hereby notified that the Issuer may deliver to the SEC certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities.

5.	ISSUER’S ACCEPTANCE

The Subscription Agreement, when executed by the Subscriber, and delivered to the Issuer, will constitute a subscription for the Shares which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Subscriber, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

6.	CLOSING

6.1           Concurrent with this Subscription Agreement, the Subscriber shall deliver to the Issuer or the Issuer’s lawyers all applicable schedules and required forms, duly executed, and subscription proceeds pursuant to the instructions on page 1. After the funds are delivered to the Issuer’s lawyers, those lawyers are authorized to immediately release the funds to the Issuer.

6.2           As soon as reasonable practicable after the Closing Date, the Issuer will deliver to the Subscriber the certificates representing the Shares purchased by the Subscriber registered in the name of the Subscriber or its nominee, or as directed by the Subscriber.

7.	LEGENDS

The Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Shares will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT

8.	MISCELLANEOUS

8.1
The Subscriber agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

8.2
The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Offering.

8.3
The Issuer will be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Subscription Agreement, and acceptance by the Issuer of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement.

8.4	This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

8.5
Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

8.6	Time is of the essence of this Subscription Agreement.

8.7
Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

8.8	The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

8.9	This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

8.10
A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on the cover page.

8.11	This Subscription Agreement is to be read with all changes in gender or number as required by the context.

8.12	This Subscription Agreement will be governed by and construed in accordance with the internal laws of State of Nevada (without reference to its rules governing the choice or conflict of laws).

END OF GENERAL PROVISIONS AND SUBSCRIPTION AGREEMENT